Summary of Accounting Principles (Policy)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Consolidation Policy [Text Block]	Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.
Cash And Cash Equivalents Policy [Text Block]
Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

Cash And Cash Equivalents Restricted Cash And Cash Equivalents Policy
On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2014 and 2013, the amount of such restricted cash was approximately $255 million and $47 million, respectively

Accounts Receivable Policy [Text Block]
Accounts Receivable. Current and long-term accounts receivable as of December 31, 2014 include retainage of $147 million and unbilled receivables of $2,624 million, which includes approximately $823 million of unbilled receivables under commercial aerospace long-term aftermarket contracts. Current and long-term accounts receivable as of December 31, 2013 include retainage of $173 million and unbilled receivables of $2,172 million, which includes approximately $677 million of unbilled receivables under commercial aerospace long-term aftermarket contracts. See Note 5 for discussion of commercial aerospace industry assets and commitments.
Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business.

Marketable Equity Securities Policy
Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available-for-sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.

Inventories and Contracts in Progress Policy Text Block
Inventories and Contracts in Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain UTC Aerospace Systems and UTC Climate, Controls & Security entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by $130 million and $133 million at December 31, 2014 and 2013, respectively.
Costs accumulated against specific contracts or orders are at actual cost. Valuation reserves for excess, obsolete, and slow-moving inventory are estimated by comparing the inventory levels of individual parts to both future sales forecasts or production requirements and historical usage rates in order to identify inventory where the resale value or replacement value is less than inventoriable cost. Other factors that management considers in determining the adequacy of these reserves include whether individual inventory parts meet current specifications and cannot be substituted for a part currently being sold or used as a service part, overall market conditions, and other inventory management initiatives. Manufacturing costs are allocated to current production and firm contracts.

Equity Method Investments Policy [Policy Text Block]
Equity Method Investments. Investments in which we have the ability to exercise significant influence, but do not control, are accounted for under the equity method of accounting and are included in Other assets on the Consolidated Balance Sheet. Under this method of accounting, our share of the net earnings or losses of the investee is included in Other income, net on the Consolidated Statement of Operations since the activities of the investee are closely aligned with the operations of the business segment holding the investment. We evaluate our equity method investments whenever events or changes in circumstance indicate that the carrying amounts of such investments may be impaired. If a decline in the value of an equity method investment is determined to be other than temporary, a loss is recorded in earnings in the current period.

Goodwill And Intangible Assets Policy [Text Block]
Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the Intangibles - Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value.
Intangible assets consist of service portfolios, patents, trademarks/tradenames, customer relationships and other intangible assets including a collaboration asset established in connection with the restructuring of participants' interests in IAE as discussed further in Note 2. Acquired intangible assets are recognized at fair value in purchase accounting and then amortized to cost of sales and selling, general & administrative expenses over the applicable useful lives. Also included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Consideration paid on these contractual commitments is capitalized when it is no longer conditional.
Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. For both our commercial aerospace collaboration assets and exclusivity arrangements, the pattern of economic benefit generally results in lower amortization during the development period with increasing amortization as programs enter full rate production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. The range of estimated useful lives is as follows:

Collaboration asset	30 years
Customer relationships and related programs	2 to 32 years
Purchased service contracts	5 to 31 years
Patents & trademarks	3 to 40 years
Exclusivity assets	3 to 25 years

Impairment Or Disposal Of Other Long Lived Assets Policy [Text Block]
Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets held and used exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value.

Long-Term Financing Receivables Policy [Text Block]
Long-Term Financing Receivables. Our long-term financing receivables primarily represent balances related to the aerospace businesses such as long-term trade accounts receivable, leases, and notes receivable. We also have other long-term receivables in our commercial businesses; however, both the individual and aggregate amounts of those other receivables are not significant.
Long-term trade accounts receivable represent amounts arising from the sale of goods and services with a contractual maturity date of greater than one year and are recognized as "Other assets" in our Consolidated Balance Sheet. Notes and leases receivable represent notes and lease receivables other than receivables related to operating leases, and are recognized as "Customer financing assets" in our Consolidated Balance Sheet. The following table summarizes the balance by class of aerospace long-term receivables as of December 31, 2014 and 2013:

(dollars in millions)	2014	2013
Long-term trade accounts receivable	$838	$714
Notes and leases receivable	424	583
Total long-term receivables	$1,262	$1,297
We determine a receivable is impaired when, based on current information and events, it is probable that we will be unable to collect amounts due according to the contractual terms of the receivable agreement. Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.
We determine credit ratings for each customer in our portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. Customer credit ratings range from an extremely strong capacity to meet financial obligations, to customers whose uncollateralized receivable is in default. There can be no assurance that actual results will not differ from estimates or that consideration of these factors in the future will not result in an increase or decrease to the allowance for credit losses on long-term receivables. Based upon the customer credit ratings, approximately 8% and 9% of the total long-term receivables reflected in the table above were considered to bear high credit risk as of December 31, 2014 and 2013, respectively. See Note 5 for further discussion of commercial aerospace industry assets and commitments.
Reserves for credit losses on receivables relate to specifically identified receivables that are evaluated individually for impairment. For notes and leases receivable we determine a specific reserve for exposure based on the difference between the carrying value of the receivable and the estimated fair value of the related collateral in connection with the evaluation of credit risk and collectability. For long-term trade accounts receivable, we evaluate credit risk and collectability individually to determine if an allowance is necessary. Our long-term receivables reflected in the table above, which include reserves of $10 million and $49 million as of December 31, 2014 and 2013, respectively, are individually evaluated for impairment. At both December 31, 2014 and 2013, we did not have any significant balances that are considered to be delinquent, on non-accrual status, past due 90 days or more, or considered to be impaired.

Income Tax Policy [Text Block]
Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition Policy
Revenue Recognition. As a result of our diverse product and service mix and customer base, we use multiple revenue recognition practices. We recognize sales for products and services in accordance with the provisions of Staff Accounting Bulletin (SAB) Topic 13, Revenue Recognition, as applicable. Products and services included within the scope of this SAB Topic include heating, ventilating, air-conditioning and refrigeration systems, non-complex alarm and fire detection and suppression systems, commercially funded research and development contracts and non-complex aerospace components. Sales within the scope of this SAB Topic are recognized when persuasive evidence of an arrangement exists, product delivery has occurred or services have been rendered, pricing is fixed or determinable and collectability is reasonably assured. Subsequent changes in service contracts are accounted for prospectively.
Contract Accounting and Separately Priced Maintenance and Extended Warranty Aftermarket Contracts: For our construction-type and certain production-type contracts, sales are recognized on a percentage-of-completion basis following contract accounting methods. Contracts consist of enforceable agreements which form the basis of our unit of accounting for measuring sales, accumulating costs and recording loss provisions as necessary. Contract accounting requires estimates of award fees and other sources of variable consideration as well as future costs over the performance period of the contract. Cost estimates also include the estimated cost of satisfying our offset obligations required under certain contracts. Cost estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and production-type helicopter contracts is measured using units of delivery or other contractual milestones. The extent of progress towards completion on our development and other cost reimbursement contracts in our aerospace businesses and elevator and escalator sales, installation, modernization and other construction contracts in our commercial businesses is measured using cost-to-cost based input measures. Contract costs include estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate.
For separately priced product maintenance and extended warranty aftermarket contracts, sales are recognized over the contract period. In the commercial businesses, sales are primarily recognized on a straight-line basis. In the aerospace businesses, sales are primarily recognized in proportion to cost as sufficient historical evidence indicates that costs of performing services under the contract are incurred on an other than straight-line basis.
Loss provisions on original equipment contracts are recognized to the extent estimated contract costs exceed the estimated consideration from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order which obligates us to perform. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangements include firm quantities of products sold under contract and, in the large commercial engine and wheels and brakes businesses, future highly probable sales of replacement parts required by regulation that are expected to be sold subsequently for incorporation into the original equipment. In the large commercial engine and wheels and brakes businesses, when the combined original equipment and aftermarket arrangements for each individual sales campaign are profitable, we record original equipment product losses, as applicable, at the time of delivery.
We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method in accordance with the Revenue Recognition Topic of the FASB ASC. Operating profits included significant net unfavorable changes in aerospace contract estimates of approximately $240 million in 2014 driven by the $438 million unfavorable impact of a revision in estimate on the CH-148 Canadian Maritime Helicopter program, partially offset by several net favorable contract adjustments recorded throughout the year, largely at the Pratt & Whitney segment. See Note 6 for further discussion of the CH-148 Canadian Maritime Helicopter program.
Collaborations: Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded consistent with our revenue recognition policies in our consolidated financial statements. Amounts attributable to our collaborators for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.

Revenue Recognition, Incentives [Policy Text Block]
Cash Payments to Customers: UTC Climate, Controls & Security customarily offers its customers incentives to purchase products to ensure an adequate supply of its products in the distribution channels. The principal incentive program provides reimbursements to distributors for offering promotional pricing for our products. We account for incentive payments made as a reduction in sales. In our aerospace businesses, we may make participation payments to certain customers to secure certain contract rights. We classify the subsequent amortization of these acquired intangible assets from our customers as a reduction in sales. Contractually stated prices in arrangements with our customers that include the acquisition of intangible rights within the scope of the Intangibles - Goodwill and Other Topic of the FASB ASC and deliverables within the scope of the Revenue Recognition Topic of the FASB ASC are not presumed to be representative of fair value for determining the amounts to allocate to each element of an arrangement.

Research and Development Policy [Text Block]
Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets including specific aircraft engine sales, total aircraft engine sales volume and total year-over-year sales growth of the entity receiving the government funding. Given the conditional and uncertain nature of any repayment obligations, royalty expense is typically recorded only upon engine shipment or is otherwise accrued monthly based upon the forecasted impact for the current year. The cumulative funding received under existing relationships has been approximately $2.2 billion of which approximately $600 million has been repaid to date in the form of royalties.
Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized. Research and development costs in excess of contractual consideration is expensed as incurred.

Foreign Currency Transactions And Translations Policy [Text Block]
Foreign Exchange. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

Derivatives and Hedging Activity Policy [Text Block]
Derivatives and Hedging Activity. We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. By their nature, all financial instruments involve market and credit risks. We enter into derivative and other financial instruments with major investment grade financial institutions and have policies to monitor the credit risk of those counterparties. We limit counterparty exposure and concentration of risk by diversifying counterparties. While there can be no assurance, we do not anticipate any material non-performance by any of these counterparties. We enter into transactions that are subject to enforceable master netting arrangements or other similar agreements with various counterparties. However, we have not elected to offset multiple contracts with a single counterparty and, as a result, the fair value of the derivative instruments in a loss position is not offset against the fair value of derivative instruments in a gain position.
Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract. All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings as a component of product sales or expenses, as applicable, when the hedged transaction occurs. To the extent that a previously designated hedging transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs.
To the extent the hedge accounting criteria are not met, the foreign currency forward contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. Additional information pertaining to foreign currency forward contracts is included in Note 14.

Environmental Costs Policy
Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Pension and Postretirement Obligations Policy
Pension and Postretirement Obligations. Guidance under the Compensation - Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Guarantees, Indemnifications and Warranties Policies [Policy Text Block]
Product Performance Obligations. We extend performance and operating cost guarantees beyond our normal service and warranty policies for extended periods on some of our products, particularly commercial aircraft engines. Liability under such guarantees is based upon future product performance and durability. We accrue for such costs that are probable and can be reasonably estimated. In addition, we incur discretionary costs to service our products in connection with product performance issues. The costs associated with these product performance and operating cost guarantees require estimates over the full terms of the agreements, and require management to consider factors such as the extent of future maintenance requirements and the future cost of material and labor to perform the services. These cost estimates are largely based upon historical experience. See Note 16 for further discussion.

Collaborative Arrangements Policy
Collaborative Arrangements. In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which sales, costs and risks are shared. Sales generated from engine programs, spare parts, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborators for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of the collaborators' share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2014, the collaborators' interests in all commercial engine programs ranged from 14% to 49%, inclusive of a portion of Pratt & Whitney's interests held by other participants. Pratt & Whitney is the principal participant in all existing collaborative arrangements. There are no individually significant collaborative arrangements and none of the collaborators exceed a 31% share in an individual program. The following table illustrates the income statement classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented:

(dollars in millions)	2014	2013	2012
Collaborator share of sales:
Cost of products sold	$1,778	$1,820	$1,295
Cost of services sold	354	273	216
Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(103)	(127)	(97)
Research and development	(122)	(194)	(203)
Selling, general and administrative	(4)	(5)	(7)